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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest reported): October 31, 2003
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                             GRISTEDE'S FOODS, INC.
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             (Exact name of registrant as specified in its chapter)

Delaware                                  1-7013                  13-1829183
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation                  File Number)          Identification No.)

823 Eleventh Avenue, New York, New York                            10019
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 956-5803
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5 - Other Events.

Mr. Kishore Lall was recently appointed by the Board of Directors of Gristede's Foods, Inc. as its new Chief Financial Officer.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.           Description
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99.1                  Press Release of Gristede's Foods, Inc., dated
                      October 31, 2003, announcing third quarter 2003 results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GRISTEDE'S FOODS, INC.

Date: October 31, 2003                                /s/ Kishore Lall
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                                                      Kishore Lall
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.           Description
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99.1                  Press Release of Gristede's Foods, Inc., dated
                      October 31, 2003, announcing second quarter 2003 results.